UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

☒ Filed by the Registrant
☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Jewett-Cameron Trading Company Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

JEWETT-CAMERON TRADING COMPANY LTD.
32275 NW Hillcrest
P.O. Box 1010
North Plains, Oregon 97133 USA
Telephone (503) 647-0110
Facsimile (503) 647-2272

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD AT 10:00 A.M. ON FEBRUARY 27, 2026

The 2026 Annual General Meeting of the Shareholders (the “Meeting”) of Jewett-Cameron Trading Company Ltd. (the "Company") will be held via live video internet conference at https://app.webinar.net/xarnpLEoBAl on Friday, February 27, 2026, at 10:00 a.m. (Pacific Standard Time), for the following purposes:

1.	To receive the audited financial statements of the Company for the year ended August 31, 2025 and the report of the auditors thereon;

2.	To fix the number of directors at five;

3.	To elect directors for the ensuing year;

4.	To appoint Davidson & Company LLP, Chartered Accountants, as auditors of the Company for the ensuing year and to authorize the directors to fix the auditors’ remuneration;

5.	To confirm, ratify and approve all actions of the directors and officers carried out on behalf of the Company during the preceding year;

6.	To vote, on an advisory basis, on the compensation of the Company’s named executive officers as set forth in the Compensation of Executive Officers section of this Proxy Statement and Information Circular;

7.	To transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

Please note that, as the Meeting will be held virtually, it is the responsibility of shareholders to ensure that they have a stable connection to participate in the Meeting. No party is liable if a shareholder is unable to access the Meeting.

DATED at Vancouver, British Columbia, this 21st day of January 2026.

By Order of the Board of directors

/s/ Chad Summers

Chad Summers

President, CEO and Director

This Proxy Statement and Information Circular contains details of matters to be considered at the Annual General Meeting.

THE ANNUAL GENERAL MEETING WILL BE ONLY HELD VIRTUALLY AND SHAREHOLDERS WILL NOT BE ABLE TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON. ANY SHAREHOLDER WHO WISHES TO ENSURE THAT SUCH SHAREHOLDER'S SHARES WILL BE VOTED AT THE ANNUAL GENERAL MEETING IS REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY, OR ANOTHER SUITABLE FORM OF PROXY, AND DELIVER IT IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THIS INFORMATION CIRCULAR.

Jewett-Cameron Trading Company Ltd.

32275 NW Hillcrest St.
P.O. Box 1010
North Plains, Oregon, USA 97133
Telephone (503) 647-0110
Facsimile (503) 647-2272

INFORMATION CIRCULAR

Scheduled Mail Date: January 29, 2026

In this Proxy Statement and Information Circular, all references to "$" are references to United States dollars and all references to "C$" are references to Canadian dollars. As at January 21, 2026, one Canadian dollar was equal to approximately $0.72 in U.S. Currency.

Solicitation of Proxies

This Proxy Statement and Information Circular (the “Information Circular”) is furnished in connection with the solicitation of proxies by the management of Jewett-Cameron Trading Company Ltd. (the “Company”) for use at the Annual General Meeting of shareholders of the Company (the “Meeting”) to be held via live video internet conference at https://app.webinar.net/xarnpLEoBAl on Friday, February 27, 2026, at 10:00 a.m. (Pacific Standard Time) and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders.

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. All costs of this solicitation will be borne by the Company. The Company has made arrangements for intermediaries to forward solicitation materials to the beneficial owners of the Common Shares of the Company held of record by those intermediaries and the Company may reimburse the intermediaries for reasonable fees and disbursements incurred by them in so doing.

Notice of the Meeting was provided to the securities commissions in each jurisdiction where the Company is a reporting issuer under applicable securities laws.

In this Information Circular, references to the “Company”, “we” and “our” refer to Jewett-Cameron Trading Company Ltd. “Common Shares” means common shares in the authorized share structure of the Company. “Beneficial Shareholders” means shareholders who do not hold Common Shares in their own name and “intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders.

Date of Information Circular

Information contained in this Information Circular is given as of January 21, 2026, unless otherwise indicated.

Your vote is important. Whether or not you plan to attend the Meeting, we strongly encourage you to read this Information Circular and submit your proxy or, if applicable, your voting instructions to your broker, trustee, or other nominee as soon as possible

GENERAL PROXY INFORMATION

Proxy Voting Options

If you are a registered shareholder, you may elect to submit a proxy in order to vote whether or not you are able to attend the Meeting. In order to vote by mail, you must complete, date and sign the proxy and return it to the Company’s transfer agent, Computershare Investor Services Inc., at 320 Bay Street, 14th Floor Toronto, Ontario, Canada M5H 4A6, or by fax within North America to 1-866-249-7775 and outside North America to (416) 263-9524, or by telephone to 1-866-732-VOTE (8683) Toll Free or internet at www.investorvote.com, at any time up to and including 10:00 a.m. (Pacific Time) on February 25, 2026.

Appointment of Proxyholders

A shareholder entitled to vote at the Meeting may, by means of a proxy, appoint a proxyholder or one or more alternate proxyholders, who need not be shareholders, to attend and act at the Meeting for the shareholder on the shareholder’s behalf.

The individuals named in the accompanying form of proxy are directors and/or officers of the Company (the “Management Designees”). If you are a shareholder entitled to vote at the Meeting, you have the right to appoint a person, who need not be a shareholder, to attend and act for you and on your behalf at the Meeting other than either of the Management Designees. You may do so either by inserting the name of that other person in the blank space provided in the proxy or by completing and delivering another suitable form of proxy.

A proxy will not be valid unless the completed, signed and dated form of proxy is delivered to the office of Computershare Investor Services Inc., at 320 Bay Street, 14th Floor, Toronto, Ontario, M5H 4A6, or by fax within North America to 1-866-249-7775 and outside North America to (416) 263-9524, or by telephone to 1-866-732-VOTE (8683) Toll Free or internet at www.investorvote.com, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the proxy is to be used.

Exercise of Discretion

The Management Designees named in the proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholder on any ballot that may be called for. The proxy will confer discretionary authority on the nominees named therein with respect to:

(a)	each matter or group of matters identified therein for which a choice is not specified other than the appointment of auditors and the election of directors,
(b)	any amendment to or variation of any matter identified therein, and
(c)	any other matter that properly comes before the Meeting.

In respect of a matter for which a choice is not specified in the proxy, the Management Designees will vote the Common Shares represented by the proxy at their own discretion for the approval of such matter.

As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may properly come before the Meeting, but if any amendment, variation or other matter properly comes before the Meeting, each Management Designee intends to vote thereon in accordance with the Management Designee’s best judgment.

Advice to Beneficial Holders of Common Shares

The information set forth in this section is of significant importance to many shareholders who hold their shares in “street name” (i.e., through a broker, trustee or other nominee). Shareholders should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting.

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If Common Shares are listed in an account statement provided to a shareholder by a broker, trustee, or other nominee, then in almost all cases those Common Shares will not be registered in the shareholder’s name on the records of the Company and is the beneficial shareholder. Such Common Shares will more likely be registered under the names of the shareholder’s broker, trustee or other nominee. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from the beneficial shareholders in advance of shareholders’ meetings unless the beneficial shareholders have waived the right to receive meeting materials. Each intermediary has its own mailing procedures and provides its own return instructions to clients, which Beneficial Shareholders should carefully follow to ensure their Common Shares are voted at the Meeting.

If you are a Beneficial Shareholder, the form of proxy supplied to you by your broker (or its agent) is similar to the form of proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary how to vote on your behalf. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Communications Solutions Canada (“Broadridge”) in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a proxy provided by the Company. The voting instruction form will name the Management Designees to represent you at the Meeting. You have the right to appoint a person (who need not be a shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge’s instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Common Shares directly at the Meeting. It must be returned to Broadridge well in advance of the Meeting in order to have the Common Shares voted.

Although, as a Beneficial Shareholder, you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your broker (or agent of your broker), you may attend at the Meeting as proxyholder for your broker and vote the Common Shares in that capacity. If you wish to attend at the Meeting and indirectly vote your Common Shares as proxyholder for your broker or have a person designated by you to do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instrument form provided to you and return the same to your broker (or your broker’s agent) in accordance with the instructions provided by your broker (or agent), well in advance of the Meeting.

Alternatively, you may request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Common Shares.

Revocability of Proxies

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by either:

(a)	executing a proxy bearing a later date; or
(b)	executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the shareholder’s authorized attorney in writing, or, if the shareholder is a company, under its corporate seal by an officer or attorney duly authorized, and by depositing the proxy bearing a later date with Computershare Investor Services Inc., or at the address of the registered office of the Company at 700 - 401 West Georgia Street, Vancouver, British Columbia, V6B 5A1, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the date that precedes any reconvening thereof, or to the chair of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law; or
(c)	by the registered shareholder personally attending the Meeting and voting the registered shareholder’s Common Shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year end of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than as disclosed herein.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The board of directors (the “Board”) of the Company has fixed January 21, 2026, as the record date (the “Record Date”) for determination of persons entitled to receive notice of the Meeting. Only shareholders of record at the close of business on the Record Date who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Common Shares voted at the Meeting.

The Company is authorized to issue 21,567,564 Common Shares without par value and 10,000,000 preferred shares without par value of the Company. As of Record Date, the Company had outstanding 3,520,113 fully paid and non-assessable Common Shares without par value, each Common Share carrying the right to one vote. The Company has no other classes of voting securities outstanding except the Common Shares.

To the knowledge of the directors and executive officers of the Company, only the following shareholders owned, directly or indirectly, or exercised control or direction over, shares carrying more than 5% of the outstanding voting rights of the Company:

Shareholder Name	Number of Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(1)(2)	Percentage of Outstanding Shares
Oregon Community Foundation	832,209	23.6%
Fort Nelson Partners	217,053	6.2%

(1)	This information was supplied to the Company from insider reports and beneficial ownership reports filed with the SEC as well as SEDI.

(2)	The holdings represent registered and beneficial ownership, and for the purposes hereof, beneficial ownership is presumed where sole voting and dispositive power is declared without disclaiming ownership.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the year ended August 31, 2025, together with the auditors’ report thereon, will be presented to the shareholders at the Meeting.

In addition, the following documents have been filed with the securities commissions or similar regulatory authority in British Columbia and Ontario and are specifically incorporated by reference into, and form an integral part of, this Information Circular:

(a)	audited financial statements for the year ended August 31, 2025;
(b)	auditors’ report thereon; and
(c)	management's discussion and analysis for the year ended August 31, 2025.

Copies of documents incorporated herein by reference may be obtained by shareholders upon request and without charge from the Company at P.O. Box 1010, North Plains, Oregon, USA 97133, Attention: Chad Summers, President and CEO. These documents are also available online through the Internet under the Company's SEDAR+ profile, which can be accessed at www.sedarplus.ca, and on EDGAR, which can be accessed at www.sec.gov.

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VOTING PROCEDURE AND MATTERS TO BE VOTED ON AT THE MEETING

Votes Necessary to Pass Resolutions

Except as otherwise described in this Information Circular, a simple majority of affirmative votes cast at the Meeting is required to pass the resolutions described herein. If there are more nominees for election as directors or appointment of the Company's auditors than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled. If the number of nominees for election or appointment is equal to the number of vacancies to be filled all such nominees will be declared elected or appointed by acclamation.

Quorum

A quorum for the transaction of business at the Meeting is at least two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting.

Broker Non-Votes

Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how their shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Broker non-votes will be included in determining the presence of quorum at the Meeting. Under rules that govern these matters, regardless of the exchange on which the company is listed on, brokers have the discretion to vote on matters considered to be “routine,” but not on matters considered to be “non-routine.” Under applicable rules, we believe the election of directors and the advisory say-on-pay vote will be considered non-routine matters, while other matters will be considered routine matters. Accordingly, brokers will not have discretionary authority to vote shares held in street name on the election of directors and the advisory say-on-pay vote. In the event you do not provide your broker with voting instructions on these matters, a broker non-vote will occur. Brokers will have discretionary authority to vote shares held in street name on routine matters if they have not received voting instructions from you and such shares will accordingly be considered present for purposes of determining the existence of a quorum.

Matters of business to be voted on at the Meeting and the Board’s recommendation

Proposal 1 - Fix the Number of Directors

This resolution sets the number of directors at five to sit on the Board for the ensuing year. You may vote “for” or “against.” The Board recommends a vote “FOR” this proposal.

Proposal 2 - Election of Directors

Directors must be elected by a majority of the votes present at the Meeting and entitled to be cast in the election. You may vote “for” or “withhold” with respect to any individual director or all directors. The Board recommends a vote “FOR” all director nominees.

Proposal 3 - Ratification of the Appointment of the Auditors

The appointment of the auditors is ratified if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “withhold.” The Board recommends a vote “FOR” this proposal.

Proposal 4 - Acts and Deeds of Directors and Officers

All actions of the directors and officers carried out on behalf of the Company during the preceding year will be approved, if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “against.” The Board recommends a vote “FOR” this proposal.

Proposal 5 - Advisory Vote on the Approval of Executive Compensation

Approval, on an advisory basis, of the compensation of the Company’s named executive officers as set forth in the Compensation of Executive Officers section of this Proxy Statement and Information Circular if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “against.” The Board recommends a vote “FOR” this proposal.

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Proposal 6 - Voting on Permitted Amendments or Variations of and any Other Matter that properly comes before the Meeting

Any permitted amendments to or variations of and the approval of any other matters that may be submitted at the Meeting will be approved, if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “against.” Voting “for” this proposal will grant the Management Designees discretionary authority to vote your shares in accordance with their best judgment on matters not specified in your proxy.

Proxyholders

Common Shares for which the proxy is properly executed and returned will be voted upon at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted as follows: 1) "FOR" the fixing of the number of directors at seven; 2) "FOR" the election of each of the nominees to the Board that are named in this Information Circular; 3) "FOR" the ratification to appoint Davidson & Company LLP, Chartered Accountants as independent auditors of the Company for the ensuing financial year ending August 31, 2026; 4) "FOR" the approval of all acts, deeds and business done by, and proceedings of, the directors and officers of the Company on behalf of the Company during the preceding year; 5) “FOR” the approval of executive compensation; and 6) “FOR” the approval of any permitted amendments to or variations of any matter or other business as may properly come before the Meeting and otherwise in the discretion of the Management Designees. It is not expected that any matters other than those referred to in this Information Circular will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxyholders will vote in accordance with their discretion with respect to such matters.

PARTICULARS OF MATTERS TO BE ACTED UPON

PROPOSAL ONE: FIX NUMBER OF DIRECTORS
PROPOSAL TWO: ELECTION OF DIRECTORS

The Board currently consists of seven directors. The Board proposes to fix the number of directors of the Company at five directors and to nominate the persons listed below for election as directors. The Board has reduced the size of the Board in order to reduce costs, improve communication among board members, promote faster decision-making, increase director engagement, and enhance accountability. The Board believes that a smaller board will foster deeper discussions, create less bureaucracy, and result in better governance and potentially higher performance.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” FIXING THE NUMBER OF DIRECTORS AT FIVE AND A VOTE “FOR” FIVE NOMINEES FOR THE BOARD OF DIRECTORS OF THE COMPANY UP AND UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS.

The term of office of each of the current directors currently ends at the conclusion of the Meeting. Unless the director's office is earlier vacated in accordance with the provisions of the British Columbia Business Corporations Act or the Articles of the Company, each director elected will hold office until the conclusion of the next annual general meeting of shareholders of the Company, or, if no director is then elected, until a successor is elected.

Management does not contemplate that any of the nominees will be unable to serve as a director. In the event that prior to the Meeting any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the proxy as nominee to vote the Common Shares represented by proxy for the election of any other person or persons as directors.

The election of a director requires the affirmative vote of a majority of the Common Shares present or represented and entitled to vote at the Meeting.

The following table sets out the names of the director nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of Common Shares which each beneficially owns or over which control or direction is exercised as of the Record Date. In computing the Common Shares beneficially owned by the director nominee and the percentage ownership of that director nominee, Common Shares subject to options or convertible securities held by that director nominee that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 3,520,113 Common Shares issued and outstanding as of the Record Date.

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Nominee Position with the Company and Province/State and Country of Residence	Occupation, Business or Employment(2)	Director of the Company Since	Committee Membership	Common Shares Beneficially Owned, Directly or Indirectly, or Over Which Control of Direction is Exercised(1)
charles hopewell Director and Board Chair Oregon, USA	Mr. Hopewell has been a director of the Company since February 2017. He also served as President, CEO and Interim CFO of the Company from February 2017 to January 1, 2022. He has also served as CEO of Sunset Manufacturing Inc. from 2012 to 2016 and Chief Operating Officer of Aluminute Corporation from 2006 to 2012.	February 9, 2017	Audit Committee & Compensation Committee	19,928

CHAD SUMMERS Director, President and CEO Oregon, USA	Mr. Summers has been a director of the Company since November 2022. He joined the Company in 2019, and has also been the President of the Company since May 2021 and CEO of the Company since January 1, 2022.	November 6, 2022	None	17,246

MICHELLE WALKER Director Oregon, USA	Ms. Walker has been a director of the Company since June 2021. She was previously CEO of Sock It to Me, Inc. She also held several senior positions with PepsiCo, including Senior Director and General Manager of the Lays and Ruffles brands.	June 4, 2021	Audit Committee & Governance Committee	425

SUBRIANA PIERCE DIRECTOR California, USA	Ms. Pierce has been a director of the Company since December 2023. She is currently Senior Vice President, Sales with C.A. Fortune and serves on the board of the California Grocers Association. Previously, she launched food brokerage Navigator Sales and Marketing which was acquired by C.A. Fortune in July 2023. She also served in various sales and marketing roles for PepsiCo/Frito Lay and Albertsons.	December 14, 2023	Governance Committee & Compensation Committee	175

Ian WENDLER DIRECTOR Oregon, USA	Mr. Wendler has been a director of the Company since December 2023. He is currently Vice President and General Manager of Americas at Dover Corporations Vehicle Service Group (VSG). He previously held executive roles across operations, engineering, marketing, and business at Dover operating companies, supporting OEM Automotive, Government, Industrial, Consumer, and Aftermarket segments in Engineered Products. Before joining Dover, he held engineering and management roles with RadiSys in Telecommunications and Gaming.	December 14, 2023	Audit Committee	175

(1)	The number of Common Shares beneficially owned by the proposed nominees for directors, directly or indirectly, is based on information furnished by Computershare Investor Services Inc., the registrar and transfer agent of the Company, by the nominees themselves or from insider reports available on EDGAR at www.sec.gov.
(2)	The information as to principal occupation, business and employment is not within the knowledge of the management of the Company and has been furnished by the respective nominees. Each nominee has held the same or a similar principal occupation with the organization indicated or a predecessor thereof for the last five years unless otherwise indicated.

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Biographies

Charles E. Hopewell has over 36 years of experience in senior management positions with manufacturing companies, including serving as CEO of Sunset Manufacturing Inc and COO of Aluminite Corporation. In his past positions as COO or CEO, he has been involved in all organizational aspects, including sales and marketing, plant and equipment, personnel, and finance. He received a degree in Finance from the University of Oregon and an MBA from Willamette University’s Atkinson School of Management. Mr. Hopewell has also worked extensively in local and statewide workforce policy and K-12 CTE education at a Board level and continues his involvement with the Oregon CTE/STEM Employer Coalition as well as the local school district.

Chad Summers originally joined the Company in October 2019. He was appointed President in May 2021, CEO in January 2022, and has been the Company’s director since November 2022. His prior experience includes participation in start-up ventures in both product and service industries and has a strong background in leadership, consulting, and support. He co-owned and led an international lumber brokering business similar to Jewett-Cameron’s Greenwood division. This experience provided him the opportunity to oversee and actively manage suppliers in China and throughout SE Asia. He also built a successful consulting practice dedicated to growing manufacturers in association with a west coast regional accounting firm which allowed him the opportunity to establish a deep network of manufacturers, professional services and support connections regionally. He received his bachelor’s degree in business administration through the University of Puget Sound’s specialized Business Leadership Program with an emphasis on International Business.

Subriana Pierce is a visionary leader in the food and beverage industry with over 25 years of experience in senior leadership in both the grocery channel and Consumer Packaged Goods industry. She currently serves as Senior Vice President, Sales with C.A. Fortune, a national Consumer Brands Agency. After serving in various sales and marketing roles with PepsiCo/Frito Lay, she became SVP of Sales and Merchandising for Albertsons Southern California. After leaving Albertson’s, she launched food brokerage Navigator Sales and Marketing which was acquired by C.A. Fortune in July 2023. She also currently serves on the board of directors for the California Grocers Association. Subriana has a bachelor’s in economics from Spelman College and an MBA in Marketing from University of Chicago Booth.

Michelle Walker is a business strategist in Portland with experience in brand development, organizational alignment, and building consumer brands, including both B2B and B2C businesses. Previously, she was CEO of Sock It to Me, Inc., a sock and underwear brand. She also held several senior positions with PepsiCo, including Senior Director and GM of the Lays and Ruffles brands where her responsibility included business strategy, brand positioning, product development, and sales strategy. Prior to joining PepsiCo, she was a Senior Consultant in Valuation Services with PricewaterhouseCoopers where she led business analysis and valuations for both business clients and Real Estate Investment Trusts. She received her bachelor’s degree in Economics and Psychology from the University of California, San Diego, and an MBA from the University of Texas McComb School of Business.

Ian Wendler is a customer focused innovation, strategy and product development leader. He is currently Vice President and General Manager of Americas at Dover Corporations Vehicle Service Group (VSG). He previously held executive roles from Operations, to Engineering, to Marketing, and Business across Dover operating companies supporting OEM Automotive, Government, Industrial, Consumer, and Aftermarket segments in Engineered Products. Before joining Dover, he held Engineering and Management roles with RadiSys in Telecommunications and Gaming. He is accepted into Oregon State University’s Council of Outstanding Early Career Engineers, is an Industry Advisor, and prior Chairman of MECOP.

Mike Henningsen has extensive experience in operations and logistics. From 1999 to 2018, Mr. Henningsen was Chairman & President of Henningsen Cold Storage, a fourth-generation family business founded in 1923 headquartered in Hillsboro Oregon with logistics facilities in six states. During this period, he also held a number of positions with the International Association of Refrigerated Warehouses (IARW), including Chairman in 2008-2009. Prior to joining the family business, he served as a business banker with Wells Fargo. Mr. Henningsen received both his Bachelors of Science in Business Management and his MBA from the University of Oregon. He currently serves on the Boards of Parr Lumber Company and Willamette Windows. He also serves on the Board of Trustees of Pacific University in Forest Grove, Oregon and the Columbia River Maritime Museum in Astoria, Oregon. Mr. Henningsen will not stand for re-election at the Meeting.

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Sarah Johnson has significant experience in global supply chain operations, management and best practices, including the planning and implementation of improvements to both the manufacturing and supply processes. She currently serves as a manager at Columbia Sportswear where she leads the planning functions for their emerging brands within Columbia's portfolio. Previously, she served as the Global Buying Manager and as a Business Process Analyst and Senior Global Buyer at Columbia, which included working with international vendors, principally in Asia and Canada. She also supports various local and international organizations and current and future women leaders. Ms. Johnson is a graduate of Gonzaga University in Spokane, Washington. Ms. Johnson will not stand for re-election at the Meeting.

All of the proposed directors are residents of the United States of America.

Involvement in Certain Legal Proceedings

To the knowledge of the Company, no proposed director is, or has been, within the 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company that,

(a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)	was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

To the knowledge of the Company, no proposed director of the Company was, as at the date of the Information Circular, or has been within 10 years before the date of the Information Circular, a director or executive officer of any company (including the Company.) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

No proposed director of the Company has, within the 10 years before the date of the information circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

No proposed director of the Company has been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a security regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for that proposed director.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of January 21, 2026 held by:

(i)	each director of the Company;
(ii)	each of the Named Executive Officers of the Company; and
(iii)	all directors and executive officers as a group.

Except as noted below, the Company believes that the beneficial shareholders of the Common Shares listed below, based on information furnished by such shareholders, have sole voting and investment power with respect to such Common Shares. In computing the Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options or convertible securities held by that person that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 3,520,113 shares of Common Shares issued and outstanding as of the Record Date.

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Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
Charles hopewell Director and Board Chair Oregon, USA	19,928	0.57%
Sarah johnson Director Oregon, USA	750	0.02%
MICHELLE WALKER Director Oregon, USA	425	0.01%
MIKE HENNINGSEN Director Washington State, USA	275	<0.01%
CHAD SUMMERS Chief Executive Officer, President and Director Oregon, USA	17,246	0.49%
MITCH VAN DOMELEN Chief Financial Officer and Corporate Secretary Oregon, USA	7,751	0.22%
SUBRIANA PIERCE Director California, USA	175	<0.01%
IAN WENDLER Director Oregon, USA	175	<0.01%
All officers and directors (8 persons)	46,725	1.33%

(1)	Based on information obtained from publicly filed insider reports and from the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the U.S Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the best of the Company's knowledge, based solely on a review of the Forms 3, Forms 4 and Forms 5, furnished to it during its most recently completed financial year, the Company believes that during the financial year ended August 31, 2025, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Exchange Act.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board and the Named Executive Officers as of the Record Date:

Name	Age	Position	Position Held Since
Charles Hopewell	69	Director Board Chair	February 2017 January 2022
Sarah Johnson	46	Director	July 2017
Michelle Walker	51	Director	June 2021
Chad Summers	52	Chief Executive Officer President Director	January 2022 May 2021 November 2022
Mike Henningsen	63	Director	December 2022
Mitch Van Domelen	44	Chief Financial Officer Corporate Secretary	January 2022 December 2022
Subriana Pierce	59	Director	December 2023
Ian Wendler	50	Director	December 2023

All of the officers and nominated directors identified above have consented to act as officers and/or directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships amongst any of the existing directors or executive officers of the Company.

BOARD OF DIRECTORS MEETINGS AND AUDIT COMMITTEE

During the fiscal year ended August 31, 2025, the Board held ten meetings and the Audit Committee held four meetings. All other matters which required board approval were unanimously consented to in writing by all of the directors of the Company. All of the members of the Board attended at least 75% of all Board meetings and meetings of the committees on which they served in fiscal 2025.

Audit Committee

National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) requires the Company to disclose annually in its information circular certain information concerning the constitution of its audit committee (the “Audit Committee”) and its relationship with its independent auditors, as set forth below.

The Board has established an Audit Committee. The Audit Committee reports directly to the Board. The functions performed on behalf of the Board by the Audit Committee are summarized below.

The Audit Committee is responsible for recommending the appointment of the Company’s auditors; reviewing the arrangement for and scope of the audit by the Company’s auditors; reviewing the independence of the Company’s auditors; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; reviewing and monitoring the Company's policies relating to ethics and conflicts of interests and discussing with management and the auditors the draft of annual and quarterly financial statements and other key accounting and/or reporting matters.

The Audit Committee is also responsible for oversight of the Company’s management of cybersecurity and data privacy risks, review of the appointment of the Company’s CFO and other key financial executives, review of financial related press releases, overseeing the Company’s compliance function and programs, coordinate the Board’s oversight of the Company’s Code of Ethics, review the Company’s policies with respect to risk assessment and risk management, and monitor the Company’s systems and processes for receipt, retention and treatment of compliance- and accounting- related complaints, including the Company’s employee compliance (whistleblower) hotline.

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Charter

The Company has adopted a charter (the “Charter”) of the Audit Committee of the Board, which is attached as Schedule “A” to this Information Circular and is also available on our website, www.jewettcameron.com, under “Corporate Governance – Governance Documents.”. The contents of our website or any other website are not incorporated by reference into this Information Circular.

Composition

The current members of the Audit Committee are Charles Hopewell (Chair), Ian Wendler and Michelle Walker, all of whom are considered to be independent directors under the Exchange Act and the Nasdaq listing standards. All members of the Audit Committee must also meet the "independence" tests under NI 52-110. Within the meaning of NI 52-110, all of the members of the Audit Committee are considered independent and financially literate.

Audit Committee Financial Expert

Mr. Hopewell qualifies as an “audit committee financial expert” as that term is defined in Item 407(d) of Regulation S-K under the Exchange Act. The designation of members of the Audit Committee as “audit committee financial experts” does not impose on those members any duties, obligations, or liabilities that are greater than are generally imposed on them as members of the Audit Committee and the Board, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or the Board.

Audit Committee Report

In the course of its oversight of the Company's financial reporting process, the directors have: (i) reviewed and discussed with management the audited financial statements for the year ended August 31, 2025; (ii) received the auditors’ report from Davidson & Company LLP, Chartered Accountants, independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (iii) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee”; and (iv) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the Audit Committee's foregoing review and discussions, the Board has concluded that the audited financial statements should be included in the Annual Report on Form 10-K for the year ended August 31, 2025 and filed with the SEC.

Relevant Education and Experience

All of the current members of the Audit Committee have financial experience and have served in senior management positions under which they have faced the breadth and level of complexity of issues which can reasonably be expected to be raised by financial statements of this Company. In such capacities, the members of the Audit Committee have developed an understanding of the accounting principles used by the Company in the preparation of its financial statements and those principles used in connection with the accounting for estimates, accruals and reserves and of internal controls and procedures used in the processes for financial reporting. See "Biographies".

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in the Company’s Audit Committee Charter.

Reliance on Certain Exemptions

At no time since the commencement of the Company's most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Compensation Committee

The compensation committee of the Board (the “Compensation Committee”) is currently composed of members Sarah Johnson, Subriana Pierce and Charles Hopewell (Chair). All of the members are "independent directors" as defined under applicable Canadian and U.S. securities laws and Nasdaq listing standards at the relevant times. The Board has adopted a written charter for the Compensation Committee, which is periodically reviewed. The charter is available on our website, www.jewettcameron.com, under “Corporate Governance – Governance Documents.” The Compensation Committee met five times in fiscal 2025. At times, the Compensation Committee meets in executive session without management present. There were no interlocks among any members of the Compensation Committee and any of our executive officers in fiscal 2025.

The purpose of the Compensation Committee is to assist and provide advice and recommendations to the Board on compensation related matters involving employees and executives of the Company, as well as succession planning and other matter assigned by the Board. The Compensation Committee is responsible for the following:

•	in its sole discretion, retaining or obtaining the advice of a compensation consultant, legal counsel or other adviser;
•	appointing, compensating and overseeing the work of any compensation consultant, legal counsel and other advisor retained by the compensation committee;
•	overseeing and evaluating our overall compensation structure, policies and programs, and assessing whether they establish appropriate incentives and leadership development opportunities and whether they encourage unnecessary and excessive risk;
•	reviewing corporate goals relevant to the compensation for executives, including our President and CEO and evaluating performance in light of those goals; and reviewing, approving and (where appropriate) recommending for the approval of the full Board the compensation arrangements for executives, including our President and CEO;
•	reviewing and making recommendations to the Board regarding incentive compensation and equity-based plans; and approving any other compensation plans for which shareholder approval is not required;
•	administering our stock incentive plan and annual non-equity incentive compensation program;
•	reviewing senior management selection, overseeing succession planning, and reviewing leadership development, and reviewing whether compensation and other programs promote such development;
•	reviewing the results of advisory votes on executive compensation and making recommendations to the Board regarding appropriate responses, as appropriate, and making recommendations to the Board on the frequency of such votes;
•	Reviewing and recommending to the Board the form and amount of Director compensation plans;
•	Conducting annual performance evaluations of the CEO and CFO; and
•	Reviewing executive appointments, terminations, and employment agreements.

As in prior years, judgments regarding executive compensation for fiscal 2025 have been primarily based upon the Board's assessment of each executive officer’s leadership performance and their potential to enhance long-term shareholder value. The Board relied mostly on each director's business acumen and was not bound by rigid guidelines, formulas or short-term changes in the share price when determining the amount and mix of elements regarding compensation payable for each executive officer.

Key factors that affect the Board’s overall decision include the nature and scope of the executive officers’ responsibilities, their effectiveness in leading the Company's initiatives to increase customer and shareholder value as well as productivity and growth, and ensuring compliance with applicable state and federal laws and the ethics policies of the Company.

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Based on all these factors, which the Board considers relevant in making its determination of compensation payable, the Board believes it has been in the shareholders’ best and long-term interests of the Company to ensure that the overall level of salary is commensurate with overall performance and in keeping with the Company's ability to retain key members of the management team.

The Board’s decisions concerning specific elements of fiscal 2025 compensation for individual executive officers include consideration of the executive officer's level of responsibility, their overall performance and current salary. As noted above, in all cases, the specific decisions involving the fiscal 2025 executive officer's compensation are ultimately based upon the Board’s judgment about an individual executive officer’s performance, their potential for future contributions and, more importantly, whether each particular payment or award provides an appropriate incentive and recompense for a performance that will sustain and enhance long-term shareholder value.

Chad Summers’ Fiscal 2025 compensation consisted of: Base Salary = $300,000; Performance Bonus = $26,000; and Annual Car Allowance = $12,000. Mr. Summers’ Fiscal 2026 Compensation Plan for serving as CEO consists of: Base Salary = $300,000; Target Bonus = 50% of Base Salary; Annual Car Allowance = $12,000.

Mitch Van Domelen’s Fiscal 2025 compensation consisted of: Base Salary = $191,667; Discretionary Bonus = $26,000. Mr. Van Domelen’s Fiscal 2026 Compensation Plan for serving as CFO consists of: Base Salary = $195,000; Target Bonus = 30% of Base Salary.

Executive Compensation

In this section “Named Executive Officer” or” “NEO means the chief executive officer (the “CEO"), the chief financial officer (the "CFO") and each of the three most highly compensated executive officers, other than the CEO and CFO, who were serving as executive officers at the end of the most recently completed fiscal year and whose total compensation exceeds C$150,000 as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an officer of the Company at the end of the most recently completed financial year end.

There are no other executive officers of the Company whose total compensation exceeded C$150,000 during the fiscal year ended August 31, 2025 other than the CEO and CFO. The compensation paid to the Named Executive Officers for the three most recently completed financial years of the Company is as set out below:

Summary Compensation Table

Non-equity incentive plan compensation ($)
Name and Principal Position	Year	Salary ($)	Share- based awards ($)	Option- based awards(1) ($)	Annual incentive plans ($)	Long-term incentive plans ($)	Pension value ($)	All other Compensation ($)(4)	Total Compensation ($)

Chad Summers(2) CEO	2025 2024 2023	300,000 300,000 295,833	Nil 30,000 30,428	N/A N/A N/A	26,000 17,133 39,572	Nil Nil Nil	Nil Nil Nil	36,164 22,500 20,500	362,164 369,633 386,333

Mitch Van Domelen(3) CFO & Corporate Secretary	2025 2024 2023	191,667 178,333 170,833	Nil 13,375 9,422	N/A N/A N/A	26,000 40,125 50,578	Nil Nil Nil	Nil Nil Nil	23,000 22,500 20,500	240,667 254,333 251,333

Michael C. Nasser(5) Former Corporate Secretary	2025 2024 2023	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A

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(1)	The fair value of the option-based awards was determined on the grant date using the Black-Scholes option pricing model. The Company uses the Black-Scholes option pricing model because it is a widely used and generally accepted method of estimating the fair value of stock options for accounting purposes.
(2)	Chad Summers is a current director of the Company but has received no compensation for services as a director.
(3)	Mitch Van Domelen has been the Company’s CFO since January 1, 2022 and has been the Corporate Secretary since December 31, 2022.
(4)	All other compensation for each Named Executive Officer is contributions made on their behalf to the 401(k) Plan, and a car allowance for Chad Summers of $13,164 for fiscal 2025.
(5)	Mr. Nasser resigned as Corporate Secretary effective December 31, 2022.

There was no other compensation paid to the Named Executive Officers during the most recently completed financial year ended August 31, 2025 except for the contributions to each Officer’s 401(k) Plan as disclosed above.

Outstanding Share-Based Awards and Option-Based Awards

The following tables provide information regarding all share-based and option-based awards outstanding as at August 31, 2025.

	Option-based Awards				Share-based Awards
Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options(1) ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)
Chad Summers CEO	Nil	N/A	N/A	N/A	4,512	$16,288
Mitch Van Domelen(2) CFO and Corporate Secretary	Nil	N/A	N/A	N/A	2,845	$10,270

(1)	This amount is calculated based on the difference between the market value of the securities underlying the options at the end of the most recently completed financial year, which was $3.61, and the exercise or base price of the option.
(2)	Mitch Van Domelen was appointed CFO on January 1, 2022 and was appointed to the additional position of Corporate Secretary effective on December 31, 2022.

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Incentive Plan Awards - Value Vested or Earned During the Year

An "incentive plan" is any plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period. An "incentive plan award" means compensation awarded, earned, paid or payable under an incentive plan.

Name (a)	Option-based awards – Value vested during the year(1) ($) (b)	Share-based awards – Value vested during the year(2) ($) (c)	Non-equity incentive plan compensation – Value earned during the year ($) (d)
Chad Summers CEO	Nil	$23,481	$26,000
Mitch Van Domelen CFO and Corporate Secretary	Nil	$11,579	$26,000

(1)	The fair value of the option-based awards was determined on the grant date using the Black-Scholes option pricing model. The Company uses the Black-Scholes option pricing model because it is a widely used and generally accepted method of estimating the fair value of stock options for accounting purposes.
(2)	The fair value of the share-based awards was determined using the closing price of the Company’s shares on the NASDAQ Stock Exchange on the grant date.

Termination of Employment, Change in Responsibilities and Employment Contracts

For the fiscal year ended August 31, 2025, there were no other compensatory plans, contracts or arrangements between the Company and any Named Executive Officer, where the Named Executive Officer is entitled to receive more than C$50,000 from the Company, including periodic payments or instalments, in the event of:

(a)	the resignation, retirement or any other termination of employment of the Named Executive Officer’s employment with the Company;
(b)	a change of control of the Company; or
(c)	a change of the Named Executive Officer’s responsibilities following a change in control.

In November 2025, the Company adopted an Executive Severance and Change in Control Policy (the “Policy”). The purpose of this Policy is to provide fair and consistent severance protection to key executives of the Company in the event of certain terminations of employment, including those occurring in connection with a Change in Control of the Company. This Policy applies to the CEO and CFO of the Company.

The Policy provides severance if the Executive’s employment is terminated by the Company without Cause, or the Executive resigns for Good Reason outside a Change in Control period, upon which the Executive shall receive a minimum of 9 months salary plus one week/year of employment not to exceed 12 months in the aggregate, payable in regular payroll installments, a pro-rated annual bonus for the year of termination, continued medical and dental coverage under COBRA for the calculated severance period, and acceleration of the vesting of equity awards.

In the event the Executive’s employment is terminated without Cause or the Executive resigns for Good Reason within 12 months after a Change in Control, the Executive shall receive a minimum of 9 months salary plus one week /year of employment not to exceed 12 months in the aggregate payable in a lump sum in cash as soon as possible following termination, a pro-rated annual bonus for the year of termination, continued medical and dental coverage under COBRA for a 12 month period, and acceleration of the vesting of equity awards.

For purposes of the Policy, the following definitions apply:

• “Cause” includes gross misconduct, willful neglect of duties, fraud, dishonesty, conviction of a felony or crime of moral turpitude, violation of material Company policy including insubordination

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• “Good Reason” means a material reduction in duties, compensation, or authority, or relocation more than 50 miles from the executive’s current work location, without the executive’s consent. The Executive must provide written notice within 30 days of the event and allow 30 days for the Company to cure.

• “Voluntary termination” includes greater than 2 days “no show/no contact” for work, walking off the job, verbal or written notice to a supervisor that the executive is quitting.

• “Change in Control “shall be deemed to have occurred if:

o	there is a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation; or there is any other merger or consolidation if, after such merger or consolidation shareholders of the Company immediately prior to such merger or consolidation hold less than 50% of the voting stock of the surviving entity;
o	there is a sale or transfer of all or substantially all of the assets of the Company in one or a series of transactions or there is a complete liquidation or dissolution of the Company;
o	any individual or entity or group acting in concert and affiliates thereof, acquires, directly or indirectly, more than 50% of the outstanding shares of voting stock of the Company; provided that this subsection shall not apply to an underwritten public offering of the Company’s securities; or
o	there is a change in control of the Board of Directors as a result of accepting new investors with board rights or a change by more than 50% of the Board as a result of the vote of shareholders at a shareholders’ meeting held for the purpose of voting for directors.

The Compensation Committee is responsible for administration of the Policy, interpreting and enforcing its terms in its sole discretion. The Board of Directors may amend or terminate this Policy at any time; however, no change will reduce benefits for an Executive whose termination has already occurred or is pending.

There are no employment contracts between the Company and the Named Executive Officers.

Pension Arrangements

The Company does not have any pension arrangements in place for the Named Executive Officers.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the preceding Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that such Compensation Discussion and Analysis be included in this Information Circular.

Members of the Compensation Committee

Charles E. Hopewell (Chair)

Sarah Johnson

Subriana Pierce

Compensation of directors

The Company currently has seven directors, one of which is also a Named Executive Officer. For a description of the compensation paid to the Named Executive Officer(s) who also act as directors as at the end of the financial year ended August 31, 2025, see "Summary Compensation Table".

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Other than as disclosed elsewhere in this Information Circular, no director of the Company who is not a Named Executive Officer has received, during the most recently completed fiscal year, compensation pursuant to:

(a)	any standard arrangement for the compensation of directors for their services in their capacity as directors, including any additional amounts payable for committee participation or special assignments;
(b)	any other arrangement, in addition to, or in lieu of, any standard arrangement, for the compensation of directors in their capacity as directors except for the granting of stock options; or
(c)	any arrangement for the compensation of directors for services as consultants or experts.

The Company formerly had an Incentive Stock Option Plan. However, during the second quarter of fiscal 2020, the Board voted to terminate that plan. As of January 21, 2026, the Company has no stock options outstanding.

Under the restricted share plan ratified by disinterested shareholders at the Annual General and Special Meeting held on February 8, 2019 (the “2018 Restricted Share Plan”), the Company could grant restricted shares to directors, officers, employees and consultants of the Company from time to time. The maximum number of restricted shares available for issuance under the 2018 Restricted Share Plan could not exceed 1% of the then issued and outstanding number of common shares of the Company at the time of the grant.

On February 21, 2025, the Company’s shareholders approved another restricted share plan (the “2024 Restricted Share Plan”). The maximum number of restricted shares available for issuance under the 2024 Restricted Share Plan will not exceed 1% of the then issued and outstanding number of common shares of the Company at the time of adoption of the 2024 Restricted Share Plan. The 2024 Restricted Share Plan replaced the 2018 Restricted Share Plan, and no shares remain to be issued under the 2018 Restricted Share Plan.

As of August 31, 2025, the maximum number of shares available for issuance under the 2024 Restricted Share Plan was 35,181. During the fiscal year ended August 31, 2025 the Company issued 13,317 common shares to officers, directors and employees under the 2024 Restricted Share Plan. 750 of these shares were issued to directors without a vesting period and the remaining 12,567 shares were issued to officers and employees and have a three-year vesting period.

Director Compensation Table

The compensation paid to the directors, other than the Named Executive Officers, during the Company’s most recently completed fiscal year is as set out below:

Name (a)	Fees earned ($) (b)	Share-based awards ($) (c)	Option-based awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Pension value ($) (f)	All other compensation ($) (g)	Total ($) (h)
Charles Hopewell	$18,000	$240	$ Nil	$ Nil	$ Nil	$ Nil	$18,240
Geoffrey Guilfoy(1)	$12,000	$240	$ Nil	$ Nil	$ Nil	$ Nil	$12,240
Sarah Johnson	$12,000	$240	$ Nil	$ Nil	$ Nil	$ Nil	$12,240
Chris Karlin(2)	$7,000	$120	$ Nil	$ Nil	$ Nil	$ Nil	$7,120
Michelle Walker	$12,000	$240	$ Nil	$ Nil	$ Nil	$ Nil	$12,240
Mike Henningsen	$12,000	$240	$ Nil	$ Nil	$ Nil	$ Nil	$12,240
Subriana Pierce	$12,000	$240	$ Nil	$ Nil	$ Nil	$ Nil	$12,240
Ian Wendler	$12,000	$240	$ Nil	$ Nil	$ Nil	$ Nil	$12,240

(1)	Mr. Guilfoy resigned as a director on December 31, 2025.
(2)	Mr. Karlin resigned as a director on March 31, 2025.

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Narrative Discussion

The Company began compensating directors at the rate of $1,000 per month as of January 1, 2019. Directors are also entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of the Company other than services ordinarily required of a director.

In November 2020, the Board of Directors approved additional compensation for Directors other than Named Executive Officer members under the Company’s Restricted Share Plan.  Directors will be granted 25 common shares for each fiscal quarter of service, with the amount earned during the year to be distributed by the end of the first fiscal quarter of the following fiscal year. Upon the recommendation of the Corporate Governance Committee, the Board has not revised non-employee director compensation for fiscal 2026, which remains as follows:

Member of the Board of Directors	$12,000 Annual Retainer ($1,000 per month)
Chair of the Board of Directors	$18,000 Annual Retainer ($1,500 per month)
Restricted Shares upon Initial Election	25 Shares/Quarter
Restricted Shares upon Re-election	25 Shares/Quarter

In fiscal 2025, the Company issued 750 common shares to directors under the 2024 Restricted Share Plan. The value of the shares issued was $3,375.

In December 2025, the Company issued an aggregate of 3,782 common shares to officers, directors and employees under the 2024 Restricted Share Plan. The value of these shares was $9,077.

Incentive Plan Awards - Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth information concerning all awards outstanding under incentive plans of the Company pursuant to which compensation that depends on achieving certain performance goals or similar conditions within a specified period, at the end of the most recently completed financial year, including awards granted before the most recently completed financial year, to each of the directors who are not Named Executive Officers:

	Option-based Awards				Share-based Awards
Director Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)
Charles Hopewell	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Geoffrey Guilfoy(1)	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Sarah Johnson	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Chris Karlin(2)	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Michelle Walker	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Mike Henningsen	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Subriana Pierce	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Ian Wendler	Nil	$ Nil	N/A	N/A	Nil	$ Nil

(1)	Mr. Guilfoy resigned as a director on December 31, 2025.
(2)	Mr. Karlin resigned as a director on March 31, 2025

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Incentive Plan Awards - Value Vested or Earned During the Year

An "incentive plan" is any plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period. An "incentive plan award" means compensation awarded, earned, paid or payable under an incentive plan.

The value vested or earned during the most recently completed financial year of incentive plan awards granted to directors who are not Named Executive Officers are as follows:

Name (a)	Option-based awards – Value vested during the year ($) (b)	Share-based awards – Value vested during the year ($) (c)	Non-equity incentive plan compensation – Value earned during the year ($) (d)
Charles Hopewell	$ Nil	$450	$ Nil
Geoffrey Guilfoy(1)	$ Nil	$450	$ Nil
Sarah Johnson	$ Nil	$450	$ Nil
Chris Karlin(2)	$ Nil	$450	$ Nil
Michelle Walker	$ Nil	$450	$ Nil
Mike Henningsen	$ Nil	$450	$ Nil
Subriana Pierce	$ Nil	$338	$ Nil
Ian Wendler(1)	$ Nil	$338	$ Nil

(1)	Mr. Guilfoy resigned as a director on December 14, 2025.
(2)	Mr. Karlin resigned as a director on March 31, 2025.

PERFORMANCE GRAPH

The Company is listed on the NASDAQ Capital Market (U.S.) under the symbol JCTC. The following graph compares the annual percentage change in the Company’s cumulative total shareholder return on its Common Shares with the cumulative total return on the S&P 500 Index (the “S&P 500”) over the period from August 31, 2020 through August 31, 2025. The graph illustrates the cumulative return on $100 investment in Common Shares made on August 31, 2020 as compared with the cumulative return on $100 investment in the S&P 500 made on August 31, 2020. The performance of the Common Shares of the Company as set out in the graph below does not necessarily indicate future price performance.

	2021	2022	2023	2024	2025
JCTC	140	84	60	61	48
S&P 500	129	113	129	161	185

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Pay Versus Performance

The following table sets forth compensation information for our principal executive officer (“PEO”), and the other NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2025, 2024, and 2023.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income (Loss)

2025	$362,164	$349,864	$240,667	$234,878	$56.76	$(4,130,092)

2024	$369,633	$367,346	$254,333	$252,880	$72.49	$721,753

2023	$386,333	$384,640	$251,333	$249,016	$71.07	$(20,626)

(1)	The dollar amounts reported are the amounts of total compensation reported for our PEO, Chad Summers, in the Summary Compensation Table for fiscal years 2025, 2024 and 2023.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for CEO Chad Summers during the applicable year after adjusting for the fair value of restricted shares issued under the Company’s 2018 Restricted Share Plan and 2024 Restricted Share Plan.

(3)	The dollar amounts reported are the average of the total compensation reported for our NEO, other than our PEO, Mitch Van Domelen, who served as Chief Financial Officer for fiscal years 2025, 2024 and 2023.

(4)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for our NEO Mitch Van Domelen during the applicable year after adjusting for the fair value of restricted shares issued under the Company’s 2018 Restricted Share Plan and 2024 Restricted Share Plan.

(5)	Assumes an investment of $100 for the period starting on August 31, 2022 through the end of the listed fiscal year. The closing prices of the Company’s common stock as reported on NASDAQ, as applicable, on the following trading days were: (i) $6.36 on August 31, 2022; (ii) $4.52 on August 31, 2023; (iii) $4.61 on August 31, 2024 and (iv) $3.61 on August 29, 2025.

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CORPORATE GOVERNANCE

General

National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) requires issuers to disclose the corporate governance practices that have been adopted according to guidance provided pursuant to National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”).

The Board believes that good corporate governance improves corporate performance and ultimately benefits all shareholders. The Canadian Securities Administrators (the “CSA”) have adopted NP 58-201, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers. In addition, the CSA has implemented NI 58-101, which prescribes certain disclosure by reporting issuers of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101.

The Company is also subject to the requirements of the U.S. Sarbanes-Oxley Act and the requirements of the Nasdaq Capital Market as well as comparable requirements under Canadian provincial securities legislation, including those relating to the certification of financial and other information prepared by or under the direction of the Company’s chief executive officer and chief financial officer; oversight of the Company’s external auditors; enhanced independence criteria for audit committee members, the pre-approval of permissible non-audit services to be performed by the Company’s external auditors; and the establishment of procedures for the anonymous submission of complaints regarding the Company’s accounting practices (commonly known as whistleblower procedures). The Company has established a Whistleblower Policy which was adopted by the Board on April 10, 2008. Details of the Whistleblower Policy are posted under the heading, Investor Relations on the Company's website at www.jewettcameron.com.

The Board believes that sound corporate governance practices are essential to the effective, efficient and prudent operation of the Company and for the enhancement of shareholder value. It is anticipated that the frequency of Board meetings may be increased, and the nature of the agenda items may be changed depending upon the state of the Company’s affairs and in light of opportunities and risks which the Company may face. The directors are kept abreast of the Company’s operations at Board meetings as well as through updates, reports and discussions with management.

The Company has a corporate governance committee of the Board (the “Corporate Governance Committee”). The members of the Corporate Governance Committee are Michelle Walker (Chair), Mike Henningsen and Subriana Pierce. The Corporate Governance Committee recommends to the Board on governance matters, including corporate governance policies and the composition and policies of the Board. The Corporate Governance Committee is also tasked with monitoring compliance with these policies once adopted. These include policies that reflect best practices for sound governance, conflict of interest, and environmental and social (ESG) policies. The Corporate Governance Committee is also responsible for policies related to Board member service, including evaluating the current composition of the Board for the necessary diversity, experience, skills and judgment to meet the current and future needs of the Company. It makes recommendations for committee members and chairs and evaluates each individual director for continued service. If it is determined that additional directors are required, the Corporate Governance Committee will identify, recruit and interview candidates and make nominations of qualified candidates to the Board.

The Corporate Governance Committee is responsible for overseeing an annual evaluation of the Board; reviewing processes relating to Board meeting schedules and agendas and for our providing information to the Board; reviewing the service of Board members and executive officers on the board of directors of any other company; reviewing director and officer questionnaires; overseeing director education and continuing education programs; and evaluating shareholder proposals and making recommendations to the Board regarding any such proposals.

Pursuant to the requirements of NI 58-101, the Company is required to provide disclosure in this Information Circular of its corporate governance practices in accordance with Form 58-101F1, which are as follows.

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Board of Directors

Within the meaning of NI 58-201, a majority of the members of the Company’s current Board are considered "independent". Mr. Hopewell, Mr. Henningsen, Ms. Johnson, Ms. Walker, Ms. Pierce, and Mr. Wendler are considered independent. To encourage active participation from its independent members, the Board facilitates candid communication at Board meetings through open discussions and by prompting independent members for input on all issues brought before the Board.

The remaining member of the Board, Mr. Summers, is considered not independent as Mr. Summers is a current officer of the Company.

The Board provides leadership for its independent directors by ensuring that they understand their responsibilities and those of management and by encouraging the Board to work as a cohesive team.

During the most recently completed fiscal year, none of the existing directors or proposed directors of the Company were directors of any other reporting issuers.

During the past fiscal year ended August 31, 2025, the Board held ten meetings. The Board also passed, by unanimous consent, written resolutions on nine occasions executed by all of the directors.

Chairperson

The Board chair presides at each meeting of the Board and of shareholders, and is responsible for coordinating with management and the Corporate Secretary to ensure that documents are delivered to directors in sufficient time in advance of Board meetings for a thorough review, that matters are properly presented for consideration at meetings and that the Board has an appropriate opportunity to discuss issues at each meeting.

Charles Hopewell serves as Board chair and is considered an independent director as of January 1, 2025.

Board Mandate

At the present time, the Board has not adopted a formal written mandate. The Board is responsible for the general supervision and management of the Company and its business. Throughout the year, the Board discharges its responsibilities directly or through its standing committees, the Audit Committee, Compensation Committee, and Corporate Governance Committee. The Board meets on a regular basis during which it reviews current business operations, corporate governance procedures and the financial results of the Company.

The fundamental responsibility of the Board is to appoint a competent executive team, approve a strategic compensation plan, and to oversee the management of the business in accordance with the British Columbia Business Corporations Act, and with a view to maximizing shareholder value and ensuring corporate conduct in an ethical and legal manner via an appropriate system of corporate governance and internal controls. The Board is also charged with approving guidelines, policies and goals for the Company.

Committees of the Board

The Board has established the following committees comprised of the current members, and through the year ended August 31, 2025, was chaired by the individuals set out in the following table:

Committee	Members
Audit Committee(1)	Charles Hopewell (Chair), Geoffrey Guilfoy (former Chair), Chris Karlin, Ian Wendler and Michelle Walker.
Compensation Committee(2)	Charles Hopewell (Chair), Chris Karlin (former Chair), Geoffrey Guilfoy, Sarah Johnson, and Subriana Pierce.
Corporate Governance	Michelle Walker (Chair), Mike Henningsen, and Subriana Pierce

(1)	Charles Hopewell was added to the Audit Committee on January 10, 2025 and became Chair when Geoffrey Guilfoy resigned on December 31, 2025. Michelle Walker was appointed to the Audit Committee on January 9, 2026. Chris Karlin resigned on March 31, 2025
(2)	Charles Hopewell was appointed to the Compensation Committee and became Chair when Chris Karlin resigned on March 31, 2025. Geoffrey Guilfoy resigned on December 31, 2025. Subriana Pierce was appointed to the Compensation Committee on December 1, 2025.

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Each committee is comprised of directors considered to be independent. A detailed description of each committee is set forth above.

Position Descriptions

The Board has not prepared written descriptions for the positions of chair of the Board and the Chief Executive Officer. The chair of the Board presides over all meetings of the directors and shareholders, initiates the calling of directors' meetings and sets the agenda for directors' meetings as well as acts as a liaison between the Board and other members of management. The CEO’s primary role is to manage the Company in an effective, efficient and forward-looking way, to fulfill the priorities, goals and objectives as determined by the Board and within the context of the Company's plans, and responsibilities, with a view to increasing shareholder value. The CEO reports directly and is responsible to the Board.

Further, the Board has not adopted position descriptions for the chair of the Audit Committee and Compensation Committee. However, the chair of the Audit Committee, Compensation Committee, and Corporate Governance Committee is responsible on an informal basis for ensuring that an agenda is set for each applicable meeting and that each Committee properly discharges its mandate.

Orientation and Continuing Education

The Board is responsible for establishing measures in connection with the orientation of new Board members regarding the role of the Board, its members, any applicable committees of the Board and the nature and operation of the Company’s business. From time to time, the Board will consider making recommendations regarding the provision of continuing education for its Board members.

When new directors are appointed, they receive orientation, commensurate with their previous experience, on the Company’s operations, and on director responsibilities.

Board meetings may also include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business. In addition, management of the Company makes itself available to discussions with all Board members.

Code of Business Conduct and Ethics

The Company and the Board are committed to maintaining the highest standards of business conduct and ethics. Toward this end, the Board has adopted a formal code of business conduct and ethics for its directors and officers (the "Code of Ethics"), which reflects the business practices and principles of behavior that support this commitment and in respect of which it monitors compliance. The Code of Ethics is available under the heading, Investor Relations on the Company's website at www.jewettcameron.com. A copy of the Code of Ethics is also available upon request from the Company’s principal office in North Plains, Oregon. Since its implementation on April 10, 2008, there have been no material deviations from the Code of Ethics which would require the filing of a material change report.

Nomination of directors

The Board is comprised of a majority of independent directors. The Corporate Governance Committee is responsible for, amongst other things, the identification of new candidates for nomination to the Board. Presently, the Committee analyzes the needs of the Board when a vacancy arises and identifies and recommends potential candidates for consideration as Board members. In order to encourage an objective nomination process, the Committee and the Board may from time to time seek outside assistance.

In selecting candidates for composition of the Board, the Company favours the intrinsic qualities sought after in a director (whether male or female), such as management experience, leadership, career success, understanding of financial questions, knowledge of the Company, its business and industry, reputation, and complementarities with the other members of the Board and management.

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Board Assessments

The Chair of the Board will provide oversight on the evaluation of the Board, and of its committees as applicable. The Chair will receive comments from all directors and reports to the Board, as necessary. All directors are free to make suggestions on the improvement of the Board’s practices at any time and are encouraged to do so.

On an annual basis, the Corporate Governance Committee is responsible for reviewing the requisite skills and characteristics of prospective Board members as well as the composition of the Board as a whole.

Director Term Limits

To date, the Company has not set director term limits, nor provided any formal mechanism for Board renewal. However, each director’s term ends no later than the next annual shareholders’ meeting unless his or her successor is not elected to the Board.

Gender Diversity on the Board of Directors and Senior Management

The Company believes that a board of directors made up of highly qualified individuals from diverse backgrounds promotes better corporate governance, performance and effective decision-making. While the Company has not adopted a specific policy regarding Board or executive diversity, including the level of representation of women on the Board and in management, in selecting candidates for such positions, the Company gives appropriate consideration to women along with a variety of other factors including the skills, qualities, experience and expertise to find the best candidate to be an effective member of the Board and/or in executive officer positions.

The Board has not, at this time, adopted any fixed targets or quotas relating to the representation of women on the Board or in executive officer positions as it does not believe that quotas or a formulaic approach, or a specific policy, necessarily result in the identification or selection of the best candidates.

Currently, the Company has three women serving on its Board (42.8%), but no women that are executive officers (0%).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

401(k) Plan

The Company has a deferred compensation 401(k) plan (the "401(k) Plan") to allow for a non-elective discretionary contribution based on the first $45,000 of eligible income.

The Company’s aggregate contribution to the 401(k) Plan for the following five financial years each ended August 31, was:

2021	2022	2023	2024	2025
$530,311	$516,991	$344,336	$117,319	$230,595

There are no un-funded liabilities.

The contributions for the following Named Executive Officers for the five most recent financial years ended August 31 were:

Name	2021	2022	2023	2024	2025
Michael C. Nasser(2)	$14,400	$14,400	$10,800	Nil	Nil
Charles Hopewell(1)	$29,600	$29,600	Nil	Nil	Nil
Chad Summers(3)	N/A	$23,100	$20,500	$22,500	$23,000
Mitch Van Domelen(3)	N/A	$19,106	$20,500	$22,500	$23,000

(1)	Mr. Hopewell served in the capacity of Interim CFO from February 2017 to January 2022.
(2)	Mr. Nasser resigned as Corporate Secretary effective December 31, 2022.
(3)	Chad Summers and Mitch Van Domelen were appointed as CEO and CFO, respectively, on January 1, 2022.

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Other Equity Compensation Plans

The following table sets forth securities of the Company that are authorized for issuance under equity compensation plans as at the end of the Company’s most recently completed fiscal year:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	N/A	N/A	31,399
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	N/A	N/A	31,399

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, executive officer, employee or former director, executive officer or employee of the Company was indebted to the Company as at the date hereof or at any time during the most recently completed financial year of the Company. None of the proposed nominees for election as a director of the Company, or any associate of any director, executive officer or proposed nominee, was indebted to the Company as at the date hereof or at any time during the most recently completed financial year of the Company.

The Company has not provided any guarantees, support agreements, letters of credit or other similar arrangement or understanding for any indebtedness of any of the Company’s directors, executive officers, proposed nominees for election as a director, or associates of any of the foregoing individuals as at the date hereof or at any time during the most recently completed financial year of the Company.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares. Since the commencement of the Company’s most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

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PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee appointed Davidson & Company LLP to serve as our independent registered public accounting firm for the fiscal year ending August 31, 2026. Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Davidson & Company LLP as our independent auditors. However, the Board is submitting the selection of Davidson & Company LLP to the shareholders for ratification as a matter of good corporate governance.

The affirmative vote of a majority of the votes cast by the holders of all of the shares present in person or by proxy and voting at the Meeting is required to ratify the selection of Davidson & Company LLP. Abstentions are not counted as votes “for” or “against” this proposal.

In the event the shareholders fail to ratify the appointment of Davidson & Company LLP, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our shareholders.

Representatives of Davidson & Company LLP are not expected to be present at the Meeting.

Management recommends that shareholders vote to ratify the re-appointment of Davidson & Company LLP, Chartered Accountants, of 1200 – 609 Granville Street, P.O. Box 10372, Pacific Centre, Vancouver, British Columbia, as independent auditors for the Company and to authorize the Audit Committee to fix their remuneration. Davidson & Company LLP has served as the Company's auditors since July 1987.

External Auditors Service Fees

The Audit Committee has reviewed the nature and amount of the non-audited services provided by Davidson & Company LLP, Chartered Accountants, to the Company to ensure auditor independence. Fees incurred for audit and non-audit services in the last two fiscal years for audit fees are outlined in the following table:

Nature of Services	Fees Paid to Auditors in Year Ended August 31, 2025	Fees Paid to Auditors in Year Ended August 31, 2024
Audit Fees(1)	$120,000	$110,000
Audit-Related Fees(2)	Nil	Nil
Tax Fees(3)	9,750	15,238
All Other Fees(4)	34,000	31,000
Total	$163,750	$156,238

(1)	“Audit Fees” include fees necessary to perform the annual audit of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.
(2)	“Audit-Related Fees” include services that are traditionally performed by the auditors. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.
(3)	“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.
(4)	“All Other Fees” include all other non-audit services.

All Other Fees - Non-Audit Services

Since the commencement of the Company's most recently completed financial year, the Audit Committee has approved all non-audit services provided by Davidson & Company LLP, Chartered Accountants, which non-audit services fees represented costs for the reviews of the Company's quarterly financial reporting on Form 10-Q. The cost to the Company for each review of the Form 10-Q was $10,000 for the first quarter and $12,000 for the second and third quarters for an aggregate total of $34,000 in fiscal 2025.

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to: (1) the Company’s accounting and financial reporting principles and policies and its internal controls and procedures; (2) the Company’s financial statements and financial information to be provided to the stockholders; and (3) the independence, qualifications and performance of the Company’s independent registered public accounting firm and the independent audit.

The Audit Committee members include Messrs. Hopewell and Wendler, and Ms. Walker, each of whom has been determined independent by the Board. In addition, based upon their background and experience, Mr. Hopewell qualifies as audit committee financial expert. The Board has adopted a written charter for the Audit Committee, which can be viewed on the Company’s website at www.jewettcameron.com, under “Corporate Governance – Governance Documents”

Davidson & Company LLP was the principal accountant engaged to audit the financial statements of the Company for the year ended August 31, 2025. The Audit Committee has reviewed and discussed those audited financial statements with the Company’s management and Davidson & Company LLP. The Audit Committee has also discussed with Davidson & Company LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Audit Committee discussed with Davidson & Company LLP the firm’s independence, and received from Davidson & Company LLP the written disclosures and the letter concerning independence as required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), including the scope of Davidson & Company LLP 's audit, the Company’s critical accounting policies and estimates, new accounting guidance and the critical audit matters addressed during the audit. Davidson & Company LLP has provided to the Audit Committee the written disclosures and the letter concerning independence required by PCAOB standards and the Audit Committee has discussed with Davidson & Company LLP the latter’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2025, for filing with the SEC.

Respectfully submitted,

Charles Hopewell

Ian Wendler

Michelle Walker

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-APPOINTMENT OF DAVIDSON & COMPANY LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2026 AND TO AUTHORIZE THE AUDIT COMMITTEE TO FIX THE REMUNERATION OF SAID AUDITORS.

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PROPOSAL FOUR
RATIFICATION OF ACTS AND DEEDS OF DIRECTORS

Shareholders will be requested to confirm, ratify and approve all acts, deeds and business done by, and the proceedings of, the directors and officers of the Company on behalf of the Company during the preceding year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF ALL ACTS, DEEDS AND BUSINESS DONE BY, AND PROCEEDINGS OF, THE DIRECTORS AND OFFICERS OF THE COMPANY ON BEHALF OF THE COMPANY DURING THE PRECEDING YEAR.

PROPOSAL FIVE

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle the Company's shareholders to vote to approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this Information Circular pursuant to the SEC’s rules.

The Company's executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Company's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of the Company's shareholders. Under these programs, the Company's executive officers are rewarded for the achievement of financial operating goals and the realization of increased shareholder value. Please read the section herein entitled “Compensation Discussion and Analysis” for additional details about the Company's executive compensation programs, including information about the fiscal year 2025 compensation of the Company's named executive officers.

The Board continually reviews the compensation programs for the Company's executive officers to ensure they achieve the desired goals of aligning the Company's executive compensation structure with the interests of the Company's shareholders and current market practices.

The Company is asking shareholders to indicate their support for the Company's named executive officer compensation as disclosed in this Information Circular. This proposal, commonly known as a “say-on-pay” proposal, gives the Company's shareholders the opportunity to express their views on the Company's executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's named executive officers and the philosophy, policies and practices described in this Information Circular. Accordingly, the Company asks its shareholders to vote “FOR” the following resolution at the Annual General Meeting:

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Company's Information Circular for the 2026 Annual General Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company. The Board values the opinions of the Company's shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Information Circular, the Company will consider the concerns of the shareholders and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION.

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PROPOSAL SIX
OTHER MATTERS

The Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxyholders on the accompanying proxy or their substitutes will vote such proxy with respect to such matters in accordance with their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF VOTING ON ANY OTHER MATTERS THAT MAY COME PROPERLY BEFORE THE MEETING AT THE DISCRETION OF THE PROXYHOLDERS.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Shareholders who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This VIF is provided instead of a Proxy. By returning the VIF in accordance with instructions as provided on it, a Non-Registered Shareholder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of the shares which they beneficially own. Non-Registered Shareholders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Shareholders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Shareholder who receives a VIF wish to attend the Meeting or have someone else attend on their behalf, the Non-Registered Shareholder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Shareholder or their nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Information Circular and proxy card for the 2027 Annual General Meeting of Shareholders must be received by the Corporate Secretary of the Company on or before October 1, 2026, and must comply with the requirements of Rule 14a-8 under the Exchange Act, and Division 7 of Part 5 of the British Columbia Business Corporations Act.

ANNUAL REPORT ON FORM 10-K

A copy of the Company's combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended August 31, 2025 accompanies this Information Circular. Additional copies will be furnished upon request and without charge to Beneficial Shareholders or Registered Shareholders by contacting Investor Relations, c/o Jewett-Cameron Trading Company Ltd., PO Box 1010, North Plains, Oregon USA 97133.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR+ at www.sedarplus.ca or EDGAR at www.sec.gov.

Financial information on the Company is provided in the Company's comparative financial statements and the accompanying management's discussion and analysis for the most recently completed financial year ended August 31, 2025. Printed copies of the Company's financial statements and the accompanying management's discussion and analysis may be obtained upon request from the Company, PO Box 1010, North Plains, Oregon, USA 97133, and are available for online viewing through the Company's SEDAR+ profile at www.sedarplus.ca or on the SEC database at www.sec.gov.

APPROVAL AND CERTIFICATION

The contents of this Information Circular have been approved and this mailing has been authorized by the directors of the Company.

Where information contained in this Information Circular, rests specifically within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated at Vancouver, British Columbia, this 21st day of January 2026.

/s/ “Chad Summers”

Chad Summers President, CEO and Director

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SCHEDULE A

JEWETT-CAMERON TRADING COMPANY LTD.

(the “Company”)

AUDIT COMMITTEE CHARTER

(approved January 9, 2026)

Purpose of the Committee

The purpose of the Audit Committee (the “Committee”) of the Board of the Company is to provide an open avenue of communication between management, the Company’s independent auditors and the Board and to assist the Board in its oversight of:

(a)	the integrity, adequacy and timeliness of the Company’s financial reporting and disclosure practices;
(b)	the Company’s compliance with legal and regulatory requirements related to financial reporting; and
(c)	the independence and performance of the Company’s independent auditors.

The Committee shall also perform any other activities consistent with this Charter, the Company’s Articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. Unless the Board of Directors elects a Chair of the Committee, the Committee shall elect a Chair by majority vote. All of the members of the Committee must not be officers or employees of the Company or of an affiliate of the Company and must be “independent” as defined by the applicable rules of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, as applicable to directors and audit committee members, subject to such exceptions as may be permitted by such rules.

Each member of the Committee shall, in the judgment of the Board, be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, cash flow statement and statement of comprehensive income/loss. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC or as otherwise required by SEC rules), at least one member of the Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

The compensation of Committee members shall be as determined by the Board of Directors. No member of the Committee may receive any consulting, advisory or other compensatory fee from the Company, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board. .

The quorum for a meeting of the Committee is a majority of the members. The Committee shall meet at least four times each year. In addition, the Committee will meet at any time that it, the independent auditor, or the Company’s CFO or compliance officer believes that communication to the Committee is required. The Committee shall meet periodically separately with (i) the independent auditor and (ii) the Company’s CEO, CFO, controller, General Counsel, compliance officer, and such other management as the Committee requests. The Committee may additionally meet with other employees of the Company as it deems appropriate. The Committee shall keep minutes of its meetings. With the exception of the foregoing requirements, the Committee may determine its own procedures including forming subcommittees and delegating its authority to one or more subcommittees as it deems appropriate.

The Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States. Management is also responsible for establishing internal controls and procedures and for maintaining the appropriate accounting and financial reporting principles and policies designed to assure compliance with accounting standards and all applicable laws and regulations.

The independent auditors’ responsibility is to audit the Company’s financial statements and provide their opinion, based on their audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board the independent auditors to be nominated for the purpose of auditing the Company’s financial statements on an annual basis, preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditors. The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditors. The independent auditors shall report directly to the Committee.

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The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committee to plan, conduct, oversee or determine the appropriate scope of any audit or to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

The Committee shall also have oversight responsibilities regarding the Company’s management of cybersecurity and data privacy risks, and other related Company matters. The Committee may rely on the expertise and knowledge of management and consultants as it deems necessary in carrying out these non-financial compliance oversight responsibilities. Company management is responsible for conforming the Company’s conduct to the dictates of legal and regulatory requirements and the Company’s internal policies and procedures. Company management also is responsible for developing and supervising the Company’s internal programs and monitoring the Company’s compliance with applicable laws, regulations, policies, and procedures. It is not the duty of the Committee to plan or conduct compliance audits, to conduct investigations, or to assure compliance with such laws or regulations, or the Company’s internal policies, procedures and controls.

Authority and Responsibilities

In addition to the foregoing, in performing its oversight responsibilities the Committee shall:

1.	At least annually, monitor the adequacy of this Charter and recommend any proposed changes to the Board.
2.	At least annually, evaluate its own performance.
3.	Review the appointments of the Company’s Chief Financial Officer and any other key financial executives involved in the financial reporting process.
4.	Review with management and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls and the adequacy and timeliness of its financial reporting processes.
5.	Review with management and the independent auditors the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing with regulators or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.
6.	Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.
7.	Review the Company’s financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.
8.	Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditors’ judgment about the quality and appropriateness of the Company’s accounting policies. This review may include discussions with the independent auditors without the presence of management.
9.	Review with management and the independent auditors significant related party transactions and potential conflicts of interest.
10.	Pre-approve all non-audit services to be provided to the Company by the independent auditors.

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11.	Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. The independence of the auditor shall be assessed at least annually. In connection with this responsibility, the Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required from time to time by the PCAOB, including Rule 3526 (Communications with Audit Committees Concerning Independence), Rule 3524 (Audit Committee Pre-approval of Certain Tax Services), and Rule 3525 (Audit Committee Pre-approval of Non-audit Services Related to Internal Control over Financial Reporting). The Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or non-audit services that might impact the objectivity and independence of the independent auditor.
12.	Ensure that the independent auditor rotate the lead audit partner every five years and other audit partners every seven years; confirm that the chief executive officer, chief financial officer, and chief accounting officer (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-year period preceding the date of initiation of the audit; establish policies regarding the hiring of employees or former employees of the Company’s independent auditor; and annually consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.
13.	Have sole and direct responsibility for setting the compensation of the independent auditor and, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Committee.
14.	Recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.
15.	Prepare an annual committee report, in accordance with applicable SEC rules, for inclusion in the proxy statement of the Company relating to its annual meeting of security holders.
16.	Review and discuss interim financial information with the Company’s management and the independent auditor. The Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Committee and the Chief Financial Officer any matters identified in connection with the independent auditor’s review of interim financial information which are required to be discussed by applicable requirements of the PCAOB relating to the conduct of a review of interim financial information. The Committee shall direct management to advise the Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.
17.	Oversee the work of the Company’s senior compliance executives and other relevant members of senior management, and will receive reports from such executives and, as appropriate, other employees, about material issues and/or matters related to the Company’s compliance with laws and regulations related to non-financial matters (including product safety and quality and the development, manufacturing, marketing, distribution and sale of the Company’s products), the Company’s management of cybersecurity and data privacy risks, and other related Company matters. From time to time, as appropriate, the Committee will give guidance to management and will report any material findings of the Committee to the Board of Directors. As part of its oversight, the Audit Committee shall:
(a)	meet periodically with the Company’s Chief Executive Officer, Chief of Business Operations, General Counsel, compliance officer, and other members of management (as appropriate) to receive reports from such executives and review the adequacy of the Company’s internal controls, policies, procedures and programs regarding (i) product safety and quality, (ii) the development, manufacturing, marketing, distribution and sale of the Company’s products, and (iii) the Company’s compliance with related legal and regulatory requirements;
(b)	discuss with the Company’s Chief Executive Officer, Chief of Business Operations, General Counsel, compliance officer, and other members of management (as appropriate) any correspondence with regulators or governmental agencies and any employee complaints or reports which raise material issues regarding the Company’s compliance with legal and regulatory requirements related to the safety and quality and the development, manufacturing, marketing, distribution and sale of the Company’s products;

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(c)	review and discuss with management and, as appropriate, the independent auditors, risks relating to data privacy, technology and information security, including cybersecurity and back-up information systems, and the steps the Company has taken to monitor and control such exposures; and
(d)	oversee and monitor the resources assigned to the Company’s compliance function and programs to assess their adequacy.
18.	Coordinate the Board of Directors’ oversight of the Company’s internal controls over financial reporting, the Company’s disclosure controls and procedures, and the Company’s Code of Ethics. In connection with this oversight, the Committee should:
(a)	review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles;
(b)	review the financial, investment and risk management policies followed by the Company in operating its business activities;
(c)	receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act;
(d)	review reports and disclosures of insider, affiliated party and related person transactions and the Company’s policies and procedures with respect to such transactions;
(e)	advise the Board with respect to the Company’s policies, procedures and systems for compliance with applicable laws and regulations and with the Company’s Code of Ethics; and periodically review the Code and make recommendations to the Board with respect to changes to the Code;
(f)	discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and discuss with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures; and
(g)	review with the Company’s General Counsel legal and regulatory matters that may have a material impact on the financial statements, Company compliance policies, programs and systems, and reports received from regulators.
19.	Oversee the Company’s implementation of its systems and processes for receipt, retention and treatment of compliance-related complaints, including the Company’s employee compliance Hotline and related Hotline Policy, and shall have authority to approve or may recommend to the Board of Directors approval of changes to such Policy as deemed necessary or appropriate by the Committee. In addition, as required by the listing standards of the Nasdaq Stock Market, the Committee shall establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
20.	Conduct or authorize investigations into any matters that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.
21.	Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of Multilateral Instrument 52-110 of the Canadian Securities Administrators, the Business Corporations Act (Canada) and the Articles of the Company.

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JEWETT-CAMERON TRADING COMPANY LTD

Computershare

320 Bay Street, 14th Floor
Toronto, ON M5H 4A6
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on February 27, 2026

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Pacific Standard Time on February 25, 2026.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of Jewett-Cameron Trading Company Ltd. (the "Company") hereby appoint: Chad Summers, CEO and Director, or failing this person, Mitch Van Domelen, Chief Financial Officer and Corporate Secretary (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held by audio/video conference, on February 27, 2026 at 10:00 am, (Pacific Standard Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at five (5).	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Charles E. Hopewell	☐	☐	02. Chad Summers	☐	☐	03. Michelle Walker	☐	☐
04. Subriana Pierce	☐	☐	05. Ian Wendler	☐	☐			

	For	Withhold
3. Appointment of Auditors Appointment of Davidson & Company LLP, Chartered Professional Accountants as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Acts of Deeds of Directors and Officers To confirm, ratify and approve all actions of the Directors and Officers carried out on behalf of the Company during the preceding year.	☐	☐
5. Advisory Vote on the Approval of Executive Compensation To approve, on an advisory basis, the compensation of the Company's Named Executive Officers.	☐	☐
6. Transact Other Business To transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**
If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Date

DD / MM / YY

Signing Capacity

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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